                                                               Exhibit 10.05(i)


                         Eighth Amendment to the
                     Implementation Partners Agreement
                                between
               The Hunter Group, Inc. and PeopleSoft, Inc.

This Eighth Amendment to the Implementation Partners Agreement ("Amendment") is made and entered into on January 8, 1997, ("Amendment Effective Date") by and between PeopleSoft, Inc. ("PeopleSoft") and The Hunter Group, Inc. ("Licensee").

                              WITNESSETH:

THAT, for and in consideration of the mutual promises herein contained, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties to this Amendment, intending to be legally bound, hereby agree that the Implementation Partners Agreement between the parties, dated October 1, 1993, ("Agreement") is amended to provide as follows:

1. Definitions. Unless otherwise defined herein, capitalized terms used in this shall have the same meaning as those used in the Agreement.

2.  Licensed Software.

Software/Service (indicate specific Software modules         Manufacturer         Per Copy        #       Extended
                or "full suite")                              Or Supplier       License Fee     Copies   License Fee

PeopleSoft 6 HRMS Suite (LAN Version) Upgrade               PeopleSoft, Inc.         *             1           *
PeopleSoft 6 Financials Suite (LAN Version) Upgrade         PeopleSoft, Inc.         *             1           *
PeopleSoft 6 Distribution Suite (LAN Version) Upgrade       PeopleSoft, Inc.         *             1           *
PeopleSoft 6 HRMS Suite (Single User Version) Upgrade       PeopleSoft, Inc.         *             4           *
PeopleSoft 6 Financials for Public Sector Suite (Single     PeopleSoft, Inc.         *             1           *
    User Version) Upgrade
                                                                                                TOTAL FEES  $ *

Database Version           Operating System        Hardware Model     Single User(1) or LAN(2) Version
Oracle                     n/a                     n/a                LAN
SQL Base                   n/a                     n/a                Single User

_____________________________
(1) The Single User Version of the Software is SQL Base database version, and includes one (1) single user version of the SQL Base database. QueryLink, Crystal and PS/n Vision, Operating System and Hardware Model information is not required.
(2) The LAN version of the Software includes unlimited access to the Software, QueryLink, Crystal, PS/n Vision and Workstation SQR.

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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

3. General Information.

-----------------------------------------------------------------------------------------------------------------------------------
PRIMARY CONTACT                                    BILLING INFORMATION               SHIPPING/SITE INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
Contact: Chris Scott                               Contact: Same                     Contact: Barbara Bull
-----------------------------------------------------------------------------------------------------------------------------------
Address: 100 East Pratt Street, Suite 1600         Address:                          Address: 100 East Pratt Street, Suite 1600
-----------------------------------------------------------------------------------------------------------------------------------
Baltimore, MD 21202                                        ,                         Baltimore, MD 21202
-----------------------------------------------------------------------------------------------------------------------------------
Phone: (410) 576-1515                              Phone: (   )                      Phone: (410) 576-1515
-----------------------------------------------------------------------------------------------------------------------------------
Fax: (410) 752-2879                                Fax: (   )                        Fax: (410) 752-2879
-----------------------------------------------------------------------------------------------------------------------------------

4. Conflict. In the event of any conflicts or inconsistencies between the provisions of this Amendment and the Agreement and/or any addenda thereto, the provisions of this Amendment shall prevail. The remainder of the Agreement shall remain in full force and effect, unamended.

ACCEPTED BY:                            ACCEPTED BY:
The Hunter Group, Inc.                  PeopleSoft, Inc.


/s/Christopher M. Scott                 /s/Emalee A. Bottini
----------------------------------      ---------------------------------------
Authorized Signature                    Authorized Signature


Christopher M. Scott, Vice President    Emalee A. Bottini, Corporate Counsel
----------------------------------      ---------------------------------------
Printed Name and Title                  Printed Name and Title



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